SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 28, 2003
(Date of earliest event reported)

Commission File No.: 333-98129

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                                (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Credit Suisse First Boston LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
      (99)                              Collateral Term Sheets prepared by
                                        Credit Suisse First Boston LLC
                                        in connection with Wells Fargo Asset
                                        Securities Corporation, Mortgage
                                        Pass-Through Certificates, Series
                                        2003-C.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WELLS FARGO ASSET SECURITIES

January 28, 2003

                                        By: /s/ Patrick Greene
                                            --------------------------------
                                            Patrick Greene
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Collateral Term Sheets prepared by              E
                        Credit Suisse First Boston
                        LLC in connection with Wells
                        Fargo Asset Securities Corporation,
                        Mortgage Pass-Through Certificates,
                        Series 2003-C.